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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

WORLDGATE COMMUNICATIONS, INC. (Exact Name of Registrant as Specified in its Charter)
Delaware	000-25755	23-2866697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3190 Tremont Avenue, Trevose, Pennsylvania 19053 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (215) 354-5100

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

        On April 28, 2004, we entered into an exclusive multi-year Development and Distribution Agreement with General Instrument Corporation d/b/a the Broadband Communication Sector of Motorola, Inc., or Motorola, for the worldwide development and distribution of our Ojo™ personal video phone. Under the terms of the agreement, Motorola will market and distribute the Ojo video phone worldwide through broadband service providers, retailers, and distributors of telecommunications products. The agreement includes a prepayment by Motorola against future product purchases. The agreement also provides for the issuance of warrants to purchase shares of our common stock upon the execution of the agreement as well as the achievement of certain product and sales milestones.

        We have received a $5.0 million initial order from Motorola for the Ojo personal video phone. As previously announced, WorldGate and Motorola have been working toward the rollout of Ojo video phones in advance of the holiday selling season, and shipments under this purchase order are expected to begin this fall, in line with this schedule. This purchase order represents our first revenues associated with our video phone technology.

Forward Looking Statements

        This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions including, without limitation, expressions using the terminology "may," "will," "believes," "plans," "expects," "anticipates," "predicts," "forecasts," and expressions which otherwise reflect something other than historical fact are intended to identify forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and technologies, the ability to fund operations or raise additional capital if needed and the other factors described in the Company's filings with the Securities and Exchange Commission. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. No obligation is undertaken to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this Current Report.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Business Acquired: None

  (b)
  Pro Forma Financial Information: None

  (c)
  Exhibits:

99.1	Development and Distribution Agreement between the Company, WorldGate Services, Inc. and General Instrument Corporation d/b/a the Broadband Communication Sector of Motorola, Inc.

dated as of April 28, 2004*
99.2	Press Release dated July 12, 2004
  *
  Confidential treatment requested. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.
By:	/s/ Randall J. Gort

Name: Randall J. Gort Title: Chief Legal Officer and Secretary

Date: July 12, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Development and Distribution Agreement between the Company, WorldGate Service, Inc. and General Instrument Corporation d/b/a the Broadband Communication Sector of Motorola, Inc. dated as of April 28, 2004*
99.2	Press Release dated July 12, 2004
    *
    Confidential treatment requested. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

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SIGNATURE
EXHIBIT INDEX